Exhibit 2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report of the Tributary Funds, Inc. (the “Registrant”) on Form N-CSR to be filed with the Securities and Exchange Commission (the “Report”), the undersigned officer of the Trust does hereby certify that, to the best of such officer’s knowledge:

1.

The Report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust as of, and for, the periods presented in the Report.

Dated: _ _May 25, 2021________________

___/s/ Stephen C. Wade________________
Stephen C. Wade
President

Dated: _ _May 25, 2021_______________

___/s/ Karen Shaw____________________
Karen Shaw
Treasurer

A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.